Lease Acquired by Security Land
and Development Corporation

Report on Historical Summary

For the period from January 1 through December 19, 2018
and the year ended December 31, 2017

Lease Acquired by Security Land and Development Corporation
Contents

Page
Independent Auditor's Report.	1-2
Historical Summary
Statements of Revenues and Certain Expenses	3
Notes to Historical Summary	4-5

Independent Auditor's Report

To the Board of Directors and
Stockholders of Security Land and Development Corporation
Augusta, Georgia

Report on the Historical Summary

We have audited the accompanying statements of revenue and certain expenses (the "historical summary") of the lease acquired by Security Land and Development Corporation from USPG Portfolio Two, LLC (the "Property") for the period from January 1 through December 19, 2018 and the year ended December 31, 2017, and the related notes to the historical summary.

Management's Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the historical summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of a historical summary that is free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the historical summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the historical summary of the lease acquired by Security Land and Development Corporation for the period from January 1 through December 19, 2018 and the year ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.

Basis of Presentation

As described in Note 1 to the historical summary, the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Registrant) and is not intended to be a complete presentation of the Property's revenues and expenses. Our opinion is not modified with respect to this matter.

Augusta, Georgia
March 7, 2019

2

Lease Acquired by Security Land and Development Corporation
Statements of Revenues and Certain Expenses
For the year ended December 31, 2017 and the period from January 1 through December 19, 2018

Revenues	January 1, through December 19, 2018	For the year ended December 31, 2017

Rental revenue	$ 784,486	$ 810,636
Common area maintenance revenue	147,194	149,685
Total revenues	931,680	960,321
Certain expenses
Management fee	31,379	32,425
Property taxes	147,194	149,685
Bank fee allocation	2,887	4,063
Total certain expenses	181,460	186,173
Revenues in excess of expenses	$ 750,220	$ 774,148

See Notes to Financial Statements

3

Lease Acquired by Security Land and Development Corporation
Notes to the Historical Summary
For the period from January 1 through December 19, 2018 and the year ended December 31, 2017

Note 1.   Basis of Presentation

The accompanying statements of revenues and certain expenses include the operations of the lease acquired by Security Land and Development Corporation from USPG Portfolio Two, LLC (the "Property"), a ground lease.

The accompanying statements of revenues and certain expenses relate to the Property and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded. Such items include depreciation and amortization.

Recently Issued Accounting Standards

In February 2016, the Financial Accounting Standards Board (the "FASB") issued Accounting Standards Update ("ASU") No. 2016-2, Leases (Topic 842), which provides the principles for the recognition, measurement, presentation and disclosure of leases. This ASU significantly changes the accounting for leases by requiring lessees to recognize assets and liabilities for leases greater than 12 months on their balance sheet. The lessor model stays substantially the same; however, there were modifications to conform lessor accounting with the lessee model, eliminate real estate specific guidance, further define certain lease and non-lease components, and change the definition of initial direct costs of leases requiring significantly more leasing related costs to be expensed upfront.

Note 2.   Summary of Significant Accounting Policies

Revenue recognition:

The Property recognizes rental revenue from the tenant on a straight-line basis over the lease term when collectability is reasonably assured and the tenant controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Property is the primary obligor with respect to real estate taxes and bears the associated credit risk.

Use of estimates:

Management has made estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to present the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America ("US GAAP"). Actual results could differ from those estimates.

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Lease Acquired by Security Land and Development Corporation
Notes to the Historical Summary
For the period from January 1 through December 19, 2018 and the year ended December 31, 2017

Note 3.   Minimum Future Lease Rentals

There is a lease agreement in place with the tenant to lease space in the Property. The current lease term expires in 2028; however, the lease allows for sixteen five year extensions. As of December 19, 2018, the minimum future cash rents receivable under the ground lease in each of the next five years and thereafter are as follows (unaudited):

2019	$ 810,636
2020	810,636
2021	810,636
2022	810,636
2023	810,636
Thereafter	3,512,756
$ 7,565,936

The lease requires the tenant to pay all real estate taxes, insurance, and other operating expenses related to the property.

Note 4.   Tenant Concentrations

For the period from December 1 through December 19, 2018 and the year ended December 31, 2017, one tenant represented 100%, of the Property's rental revenues.

Note 5.   Commitments and Contingencies

The Property is subject to various legal proceedings and claims that arise in the ordinary course of business. Management is not currently aware of any legal proceedings.

Note 6.   Subsequent Events

Management evaluated subsequent events through March 7, 2019, the date the financial statements were available to be issued.

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Lease Acquired by Security Land
and Development Corporation

Unaudited Pro Forma Combined Financial Information

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined consolidated financial information and accompanying notes showing the impact on the historical financial conditions and results of operations of Security Land and Development Corporation and the property and lease acquired by Security Land and Development Corporation and sale of the property and lease been prepared to illustrate the effects of the these transactions.

The unaudited pro forma combined statement of operations for the year ended September 30, 2018 is presented as if the acquisition and disposition had occurred on October 1, 2017 and the pro forma statement of operations for the three months ended December 31, 2018 is presented as if the acquisition and disposition had occurred on October 1, 2017. The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the acquisition and disposition and, with respect to the income statement only, expected to have a continuing impact on consolidated results of operations, as such, one-time acquisition costs are not included.

The unaudited pro forma combined consolidated financial statement is provided for informational purposes only. The unaudited pro forma combined consolidated financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the acquisition and disposition been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma combined consolidated financial statement and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma combined consolidated financial statements should be read together with:

  the accompanying notes to the unaudited pro forma combined consolidated financial statement;

  the Company's audited financial statements and accompanying notes as of and for the twelve months ended September 30, 2018;

  the Company's Quarterly Report on Form 10-Q for the three months ended December 31, 2018;

  the Report on Historical Summary of the Lease acquired by Security Land and Development Corporation for the period from January 1 through December 19, 2018 and the year ended December 31, 2017.

Security Land and Development Corporation
Unaudited Pro Forma Balance Sheet
As of December 31, 2018

Current assets	December 31, 2018 (unaudited)

Cash	$ 3,030,268
Receivables from tenants, net	261,403
Total current assets	3,291,671
Investment properties
Investment properties for lease, net of accumulated depreciation	19,226,807
Land and improvements held for investment or development	3,478,868
Total investment properties	22,705,675
Total assets	$ 25,997,346
Current liabilities
Accounts payable and accrued expenses	$ 244,554
Income taxes payable	1,587,250
Current maturities of notes payable	134,987
Total current liabilities	1,966,791
Long-term liabilities
Notes payable, less current portion and deferred financing cost	1,260,692
Deferred income taxes	4,071,161
Total long-term liabilities	5,331,853
Total liabilities	7,298,644
Stockholders' equity
Common stock	376,629
Retained earnings	18,322,073
Total stockholders' equity	18,698,702
Total liabilities and stockholders' equity	$ 25,997,346

See Notes to Financial Statements

2

Security Land and Development Corporation
Unaudited Pro Forma Statements of Operations
For the year ended September 30, 2018

Operating Revenue	Security Land and Development Historical (unaudited)	WSQ, LLC Disposition (unaudited)	USPG Portfolio Two, LLC Acquisition (unaudited)	Adjustments (unaudited)	Notes	Pro Forma Combined (unaudited)

Rent revenue	$ 1,758,920	$ 938,352	$ 960,321	$ -	(a)	$ 1,780,889
Operating Expenses
Depreciation and amortization	198,665	169,563	-	-	(b)	29,102
Property taxes	282,651	89,339	149,685	-	(c)	342,997
Payroll and related costs	141,455	-	-	-		141,455
Insurance and utilities	67,776	40,266	-	-	(d)	27,510
Repairs and maintenance	51,579	48,009	-	-	(e)	3,570
Professional services	80,073	981	-	-		79,092
Bad debt expense	1,960	1,960	-	-	(f)	-
Other	6,314	-	-	-		6,314
Total operating expenses	830,473	350,118	149,685	-		630,040
Interest expense	222,504	133,765	-	-	(g)	88,739
Income tax provision (benefit)
Income tax expense	241,522	-	-	66,008	(h)	307,530
Income tax deferred expense (benefit)	(356,991)	-	-	(1,111,192)	(h)	(1,468,183)
Total income tax expense (benefit)	(115,469)	-	-	(1,045,184)		(1,160,653)
Net income	$ 821,412	$ 454,469	$ 810,636	$ 1,045,184		$ 2,222,763

See Notes to Financial Statements

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Security Land and Development Corporation
Unaudited Pro Forma Statements of Operations
For the three months ended December 31, 2018

Operating Revenue	Security Land and Development Historical (unaudited)	WSQ, LLC Disposition (unaudited)	USPG Portfolio Two, LLC Acquisition (unaudited)	Adjustments (unaudited)	Notes	Pro Forma Combined (unaudited)

Rent revenue	$ 393,886	$ 155,255	$ 240,080	$ -	(a)	$ 478,711
Operating Expenses
Depreciation and amortization	78,987	33,760	-	-	(b)	45,227
Property taxes	58,281	22,335	37,421	-	(c)	73,367
Payroll and related costs	828,296	787,500	-	-	(i)	40,796
Insurance and utilities	(4,120)	(8,287)	-	-	(d)	4,167
Repairs and maintenance	8,552	7,252	-	-	(e)	1,300
Professional services	78,643	30,643	-	-	(k)	48,000
Bad debt expense	1,949	1,949	-	-	(f)	-
Other	41,909	41,000	-	-	(l)	909
Total operating expenses	1,092,497	916,152	37,421	-		213,766
Interest expense	(46,090)	(27,801)	-	-	(g)	(18,289)
Gain on Sale	18,367,269	18,367,269	-	-	(j)	-
Income tax provision (benefit)
Income tax expense	1,511,620	-	-	(1,432,455)	(h)	79,165
Income tax deferred expense (benefit)	3,064,910	-	-	(3,557,947)	(h)	(493,037)
Total income tax expense (benefit)	4,576,530	-	-	(4,990,402)		(413,872)
Net income	$ 13,046,038	$ 17,578,571	$ 202,659	$ 4,990,402		$ 660,528

See Notes to Financial Statements

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Security Land and Development Corporation Pro Forma Financial Statements
Notes to the Pro Forma Financial Statements (unaudited)
For the quarter ended December 31, 2018 and the year ended September 30, 2018

Note 1.    Basis of Presentation

The unaudited pro forma condensed combined financial statements are based on Security Land and Development Corporation's (the "Company") historical consolidated financial statements as adjusted to give effect to the acquisition of a property and ground lease from USPG Portfolio Two, LLC and the disposition of a property to WSQ, LLC. The unaudited pro forma combined statements of operations for the three months ended December 31, 2018 and the 12 months ended September 30, 2018 give effect to the USPG Portfolio Two, LLC acquisition and WSQ, LLC disposition as if they had occurred on October 1, 2017. The unaudited pro forma combined balance sheet as of December 31, 2018 gives effect to the USPG Portfolio Two, LLC acquisition and WSQ, LLC disposition which occurred prior to the balance sheet date.

Note 2.    Preliminary Purchase Price Allocation

Disposition:

On June 27, 2018, the Company entered into an agreement with WSQ, LLC, a Georgia Limited Liability Company, for the sale of a retail strip center along with two adjoining outparcels, located on Washington Road in Augusta, Georgia for a combined total sales price of $21,000,000. The closing of the sale occurred on December 13, 2018, and the Company recognized a gain on the sale of $18,367,269.

Acquisiton:

On December 20, 2018, the Company purchased a tract of land, consisting of 19.32 acres, and a ground lease with a major discount retailer and building owned by the retailer for $15,044,916 using proceeds from the sale of the above noted disposition to fund the purchase, including $44,916 in transaction costs. The ground lease commenced on November 21, 2005 and the initial term expires on May 1, 2028. The Company's management has made an estimated allocation of the purchase price, assigning $4,358,453 to land and $10,686,463 to the ground lease until an appraisal can be completed during the quarter ended March 31, 2019. Once the independent appraisal is completed the asset allocations may be adjusted based on the appraised allocations and adjustments could be material. The Company's management has preliminarily assumed the useful life of the lease should coincide with the remaining lease term, which is approximately 112 months, and has recorded amortization expense accordingly. The useful life and accumulated amortization will be adjusted accordingly per the appraisal, once complete, if necessary.

Note 3.    Pro Forma Adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

Adjustments to the pro forma condensed statements of operations

(a) Reflects the rent revenue and common area maintenance revenue from the disposed and acquired properties based on the respective lease agreements.

(b) Reflects depreciation on the building sold and amortization of loan costs associated with debt retired as part of the disposition. No such expense on the acquired property as it is a ground lease and no debt was taken out as part of the acquisition.

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Security Land and Development Corporation Pro Forma Financial Statements
Notes to the Pro Forma Financial Statements (unaudited)
For the quarter ended December 31, 2018 and the year ended September 30, 2018

Note 3.    Pro Forma Adjustments, Continued

(c)  Reflects property taxes paid on the respective properties.

(d)  Reflects insurance paid on the property as well as utilities and other expenses paid. No adjustment was made to general insurance and no specific insurance taken out for the acquired property as it is a ground lease.

(e)  Reflects repairs and maintenance expense on the property. No such expense on the acquired property as it is a ground lease.

(f)   Bad debt expense related to tenants in the property that was sold.

(g)  Debt on this property was retired with funds from the disposition.

(h)  The tax adjustment related to deferred tax liabilities as a result of the transaction. During the periods reported, enacted tax reform favorably impacted the future tax rate of the reversal of the deferred tax liability resulted in a deferred income tax benefit for the company in both periods.

(i)   Bonuses paid as a result of the property disposition were removed.

(j)   Gain on sale was removed.

(k)  Professional fees for due diligence and closing of acquisition and disposition were removed.

(l)   Expenses related to the sale closing were removed.

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